Exhibit 10.2

AMENDMENT OF SOLICITATION/MODIFICATION OF CONTRACT

1. CONTRACT ID CODE	PAGE OF PAGES
S	1 | 3

2. AMENDMENT/MODIFICATION NO.	3. EFFECTIVE DATE	4. REQUISITION/PURCHASE REQ. NO.	5. PROJECT NO. (If applicable)
P00007	09-Mar-2017	SEE SCHEDULE	

6. ISSUED BY CODE W81XWH	7. ADMINISTERED BY (If other than item 6) CODE
USA MED RESEARCH ACQ ACTIVITY 820 CHANDLER ST FORT DETRICK MD 21702-5014	See Item 6

8. NAME AND ADDRESS OF CONTRACTOR (No., Street, County, State and Zip Code)
ACELRX PHARMACEUTICALS, INC.
351 GALVESTON DR
REDWOOD CITY CA 94063-0000

CODE 5ZVQ4 FACILITY CODE

	9A. AMENDMENT OF SOLICITATION NO.
	9B. DATED (SEE ITEM 11)
X	10A. MOD. OF CONTRACT/ORDER NO. W81XWH-15-C-0046
X	10B. DATED (SEE ITEM 13) 11-May-2015

11. THIS ITEM ONLY APPLIES TO AMENDMENTS OF SOLICITATIONS

☐ The above numbered solicitation is amended as set forth in Item 14. The hour and date specified for receipt of Offer ☐ is extended, ☐ is not extended.

Offer must acknowledge receipt of this amendment prior to the hour and date specified in the solicitation or as amended by one of the following methods: (a) By completing Items 8 and 15, and returning _____ copies of the amendment; (b) By acknowledging receipt of this amendment on each copy of the offer submitted; or (c) By separate letter or telegram which includes a reference to the solicitation and amendment numbers. FAILURE OF YOUR ACKNOWLEDGMENT TO BE RECEIVED AT THE PLACE DESIGNATED FOR THE RECEIPT OF OFFERS PRIOR TO THE HOUR AND DATE SPECIFIED MAY RESULT IN REJECTION OF YOUR OFFER. If by virtue of this amendment you desire to change an offer already submitted, such change may be made by telegram or letter, provided each telegram or letter makes reference to the solicitation and this amendment, and is received prior to the opening hour and date specified.

12. ACCOUNTING AND APPROPRIATION DATA (If required)

13. THIS ITEM APPLIES ONLY TO MODIFICATIONS OF CONTRACTS/ORDERS.
IT MODIFIES THE CONTRACT/ORDER NO. AS DESCRIBED IN ITEM 14.

	A. THIS CHANGE ORDER IS ISSUED PURSUANT TO: (Specify authority) THE CHANGES SET FORTH IN ITEM 14 ARE MADE IN THE CONTRACT ORDER NO. IN ITEM 10A.
	B. THE ABOVE NUMBERED CONTRACT/ORDER IS MODIFIED TO REFLECT THE ADMINISTRATIVE CHANGES (such as changes in paying office, appropriation date, etc.) SET FORTH IN ITEM 14, PURSUANT TO THE AUTHORITY OF FAR 43.103(B).
X	C. THIS SUPPLEMENTAL AGREEMENT IS ENTERED INTO PURSUANT TO AUTHORITY OF: Bilateral, FAR 52.243-2 Alt V--Changes--Cost-Reimbursement
	D. OTHER (Specify type of modification and authority)

E. IMPORTANT: Contractor ☐ is not, ☒ is required to sign this document and return 1 copies to the issuing office.

14. DESCRIPTION OF AMENDMENT/MODIFICATION (Organized by UCF section headings, including solicitation/contract subject matter where feasible.)
Modification Control Number: tduvall163965

The subject contract is modified for the following purpose:
1) Incorporate (by reference) AcelRx's revised statement of work (SOW), dated 30 Nov 2016.
2) Extend the contract period of performance by 11 months.
3) Incorporate (by reference) AcelRx supporting documents for these changes.
4) Rescind the Key Personnel related language from mod P00004 "the contractor will invoice at the same labor rate for the position".
Detailed explanations for the above items (1 thru 4) can be found on the BLOCK 14 CONTINUATION PAGE. As a result of this modification, the total cost and funded amount for this contract will not change. All other terms and conditions remain unchanged. See Summary of Changes for details.

Except as provided herein, all terms and conditions of the document referenced in Item 9A or 10A, as heretofore changed, remains unchanged and in full force and effect.

15A. NAME AND TITLE OF SIGNER (Type or print)		16A. NAME AND TITLE OF CONTRACTING OFFICER (Type or print)	
		BARRY G. SAYER / CONTRACTING OFFICER TEL: (301) 619-2375 EMAIL: barry.g.sayer.civ@mail.mil	
15B. CONTRACTOR/OFFEROR __________ (Signature of person authorized to sign)	15C. DATE SIGNED	16B. UNITED STATES OF AMERICA BY __________ (Signature of Contracting Officer)	16C. DATE SIGNED 09-Mar-2017

EXCEPTION TO SF 30
APPROVED BY OIRM 11-84

30-105-04

STANDARD FORM 30 (Rev. 10-83)
Prescribed by GSA
FAR (48 CFR) 53.243

SECTION SF 30 BLOCK 14 CONTINUATION PAGE

SUMMARY OF CHANGES

SECTION SF 30 - BLOCK 14 CONTINUATION PAGE

The following have been added by full text:

BLOCK 14 DESCRIPTION OF MOD

The subject contract is modified for the following purpose:

1) Incorporate (by reference) AcelRx’s revised SOW, dated 30 Nov 2016, which includes the following additions: Develop/test primary and/or secondary packaging changes from reflective white package to non-reflective/non-white package; Conduct additional stability testing; and Prepare for FDA Advisory Committee as a result of FDA's recent Opioid Action Plan requirement.

2) Extend the contract period of performance by 11 months from 11-May-2015 thru 09-Mar-2017 to 11-May-2015 thru 28-Feb-2018 to accommodate packaging changes, stability testing, and Advisory Committee preparation.

3) Incorporate (by reference) the following AcelRx supporting documents: Issue Summary Report dated 11 Apr 2016 (request item #3); Issue Summary Report dated 30 Nov 2016; Revised Budget Justification dated 30 Nov 2016; Revised Contract timeline dated 30 Nov 2016; and Revised Spend Plan dated 30 Nov 2016.

4) Rescind the Key Personnel related language from mod P00004 “the contractor will invoice at the same labor rate for the position”. The overall contract cost will not be impacted due to lower than estimated labor charges for the position in 2015; however, the labor rate will not be the same.

As a result of this modification, the total cost and funded amount for this contract will not change. All other terms and conditions remain unchanged. See Summary of Changes for details.

SECTION A - SOLICITATION/CONTRACT FORM

The following have been modified:

ADDITIONAL INFORMATION

The Contractor’s final proposal dated 13 February 2015 is herein incorporated by reference.

The Contractor’s final proposal (for LRIP option) dated 16 April 2015 is herein incorporated by reference.

March 2016 (Mod P00005): The ARX-04 clinical program had to be revised based on the outcome of the Contractor’s pre-New Drug Application (NDA) meeting with the U. S. Food and Drug Administration (FDA). The Contractor’s Issue Summary Report (ISR), dated 14 January 2016, is herein incorporated by reference.

March 2017 (Mod P00007): Packaging changes are required. Additional stability testing is required. Based on new requirements in the recently updated FDA “Opioid Action Plan” AcelRx will be required to appear before an expert Advisory Committee prior to NDA approval of the ARX-04 sublingual sufentanil tablet.

The following AcelRx documents are herein incorporated by reference:

1. Revised Statement of Work (SOW) dated 30 Nov 2016.

2. Issue Summary Report dated 11 Apr 2016 (request item #3).

3. Issue Summary Report dated 30 Nov 2016.

4. Revised Budget Justification dated 30 Nov 2016.

5. Revised Contract timeline dated 30 Nov 2016.

6. Revised Spend Plan dated 30 Nov 2016.

Government Property:

No Government-furnished property will be used in the performance of this contract.

No Contractor-acquired, Government-owned property will be purchased for this contract.

All equipment used in the performance of this contract (except where subcontractors are utilized) will be purchased by AcelRx using their own funds.

SECTION F - DELIVERIES OR PERFORMANCE

The following Delivery Schedule item for CLIN 0001 has been changed from:

DELIVERY DATE	QUANTITY	SHIP TO ADDRESS	DODAAC

POP 11-MAY-2015 TO 09-MAR-2017	N/A	FORT DETRICK-USAMMDA FORT DETRICK-USAMMDA 1430 FORT DETRICK FREDERICK MD 21702 FOB: Destination	W806YH

To:

DELIVERY DATE	QUANTITY	SHIP TO ADDRESS	DODAAC

POP 11-MAY-2015 TO 28-FEB-2018	N/A	FORT DETRICK-USAMMDA FORT DETRICK-USAMMDA 1430 FORT DETRICK FREDERICK MD 21702 FOB: Destination	W806YH

(End of Summary of Changes)